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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 30, 2007


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2007-6 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2007-6, Asset-Backed Certificates, Series 2007-6)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                  333-139817-13              13-3387389
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

           85 Broad Street, New York, New York                    10004
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        (Address of Principal Executive Offices)                (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events.
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Item 8.01.    Other Events.
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     On May 30, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6 (the "Certificates"), issued in eighteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 3A1A, Class 3A1B, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of May 1, 2007 of $807,451,300 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of May 25, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co. The Trust Agreement is annexed hereto as Exhibit 99.1.

     On May 30, 2007, GSAA Home Equity Trust 2007-6 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and two Confirmations thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

          On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "Wachovia Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among Wachovia Mortgage Corporation, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wachovia Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

     On May 30, 2007, GS Mortgage Securities Corp., entered into an Assignment, Assumption and Recognition Agreement (the "Wachovia Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Wachovia Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "Avelo Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "Avelo Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank,

National Association. The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "GreenPoint Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The GreenPoint Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "GreenPoint Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The GreenPoint Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.9.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.10.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "CHL Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The CHL Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.11.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "CHL Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The CHL Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.12.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "NatCity Step 1 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among National City Mortgage Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The NatCity Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.13.

     On May 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the "NatCity Step 2 Assignment, Assumption and Recognition Agreement") dated as of May 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The NatCity Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.14.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9     Financial Statements and Exhibits.
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Item 9.01     Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
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Exhibit 99.1      Master Servicing and Trust Agreement, dated as of May 1,
                  2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, U.S. Bank National Association and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of May 30, 2007, between GSAA Home Equity Trust 2007-6 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and two Confirmations thereto.

Exhibit 99.3 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wachovia Mortgage Corporation.

Exhibit 99.4 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.5 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.6 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.7 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.8 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.9 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.10 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.11 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

Exhibit 99.12 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.13 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.

Exhibit 99.14 Assignment, Assumption and Recognition Agreement, dated as of May 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 14, 2007


                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                            ----------------------
                                        Name:  Michelle Gill
                                        Title: Vice President

                                Exhibit Index
                                -------------


Exhibit Index
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Item 601(a) of                                 Description                            Paper (P) or Electronic (E)
---------------                                -----------                            ---------------------------
Regulation S-K
--------------
     99.1            Master Servicing and Trust Agreement, dated as of May 1, 2007,                   E
                     among GS Mortgage Securities Corp., as depositor, Deutsche
                     Bank National Trust Company, as trustee and as a custodian, The
                     Bank of New York Trust Company, National Association and U.S.
                     Bank National Association, each as a custodian and Wells Fargo
                     Bank, National Association as Master Servicer, securities
                     administrator and as a custodian.

     99.2            Interest Rate Swap Agreement, dated as of May 30, 2007,                          E
                     between GSAA Home Equity Trust 2007-6 and Goldman Sachs Mitsui
                     Marine Derivative Products, L.P., with Schedule and two
                     Confirmations thereto.

     99.3            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among Goldman Sachs Mortgage Company, GS
                     Mortgage Securities Corp. and Wachovia Mortgage Corporation.

     99.4            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among GS Mortgage Securities Corp., Wachovia
                     Mortgage Corporation, Deutsche Bank National Trust Company and
                     Wells Fargo Bank, National Association.

     99.5            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among Goldman Sachs Mortgage Company, GS
                     Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

     99.6            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among GS Mortgage Securities Corp., Avelo
                     Mortgage, L.L.C., Deutsche Bank National Trust Company and
                     Wells Fargo Bank, National Association.

     99.7            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May  30,  2007,  among  Goldman  Sachs  Mortgage  Company,   GS
                     Mortgage  Securities  Corp.  and GreenPoint  Mortgage  Funding,
                     Inc.




     99.8            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May 30, 2007, among GS Mortgage  Securities  Corp.,  GreenPoint
                     Mortgage  Funding,  Inc.,  Deutsche Bank National Trust Company
                     and Wells Fargo Bank, National Association.

     99.9            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among Goldman Sachs Mortgage Company, GS
                     Mortgage Securities Corp. and Wells Fargo Bank, National
                     Association.

    99.10            Assignment, Assumption and Recognition Agreement, dated as of                    E
                     May 30, 2007, among GS Mortgage Securities Corp, Wells Fargo
                     Bank, National Association, Deutsche Bank National Trust
                     Company and Wells Fargo Bank, National Association.

    99.11            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May  30,  2007,  among  Goldman  Sachs  Mortgage  Company,   GS
                     Mortgage Securities Corp.,  Countrywide Home Loans Servicing LP
                     and Countrywide Home Loans, Inc.

    99.12            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May 30, 2007, among GS Mortgage  Securities Corp.,  Countrywide
                     Home  Loans  Servicing  LP,   Countrywide  Home  Loans,   Inc.,
                     Deutsche  Bank  National  Trust  Company  and Wells Fargo Bank,
                     National Association.

    99.13            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May  30,  2007,  among  Goldman  Sachs  Mortgage  Company,   GS
                     Mortgage Securities Corp. and National City Mortgage Co.

    99.14            Assignment,  Assumption and Recognition Agreement,  dated as of                  E
                     May 30,  2007,  among GS Mortgage  Securities  Corp.,  National
                     City  Mortgage Co.,  Deutsche  Bank National  Trust Company and
                     Wells Fargo Bank, National Association.
